UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

INNOFONE.COM, INCORPORATED
(Name of Registrant as Specified in Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT
OF
INNOFONE.COM, INCORPORATED

1431 Ocean Avenue
Suite 1100
Santa Monica, California 90401

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

The actions described in this Information Statement have
already been approved by our majority stockholders.

A vote of the remaining stockholders is not necessary.

This Information Statement is first being furnished on or around March 21, 2007 to the stockholders of record of the common stock of Innofone.com, Incorporated, a Nevada corporation (collectively with its subsidiaries referred to in this Information Statement as “we”, “us”, “our”, “Innofone” or the “Company”), as of the close of business on March 2, 2007 (the “Record Date”).

Our Board of Directors has approved, and a total of three (3) stockholders beneficially holding 44,922,903 shares of the Company’s 74,723,328 issued and outstanding shares of common stock held by stockholders that are entitled to vote on the matters described in this information statement, have consented in writing to the actions described below. The shares of the Company’s capital stock entitled to vote by their holders on these actions are referred to in this information statement as the “Voting Shares.” Such approval and consent constitute the approval and consent of holders of a majority of the total number of the Voting Shares and are sufficient under the Nevada Revised Statutes and the Company’s Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of the Company for a vote, and this information statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C.

ACTION BY
CONSENTING STOCKHOLDERS

General

The Company will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of the Company’s common stock.

The Company will only deliver one information statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this information statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

Innofone.com, Incorporated
1431 Ocean Avenue
Suite 1100
Santa Monica, California 90401
Phone (310) 458-3233

Information on Consenting Stockholders

Pursuant to the Company’s Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the outstanding shares of the Company entitled to vote (the “Voting Shares”) is required to effect the action described herein. The Company’s Articles of Incorporation do not authorize cumulative voting for this matter. As of the Record Date, the Company had 74,723,328 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting stockholders collectively own 44,922,903 shares of the Company’s common stock, which represents approximately 60.2% of the total number of Voting Shares. Pursuant to Section 78.320 of the Nevada Revised Statutes, the consenting stockholders voted in favor of the actions described herein in a written consent, dated March 2, 2007, attached hereto as Exhibit B. No consideration was paid for the consent. The consenting stockholders’ names, affiliation with the Company and beneficial holdings are as follows:

Common Stockholders	Affiliation	Number of Voting Shares	Percentage of Voting Shares

Alex Lightman	Chief Executive Officer, President, Principal Accounting Officer & Chairman of the Board of Directors	6,247,903	8.4%
Equitocracy Trust(1)	Stockholder	22,175,000	29.7%
Abbey International Holdings, Ltd.(2)	Stockholder	16,500,000	22.1%
Total		44,922,903	60.2%

——————

(1)

Mr. Alex Lightman is the trustee of Equitocracy Trust and is deemed the beneficial owner of the shares held by that entity. As Trustee, Mr. Lightman has the voting and dispositive power over the shares held by Equitocracy Trust.

(2)

Mr. Irving Aronson has the voting and dispositive power over the shares beneficially owned by Abbey International Holdings, Ltd., an entity formed under the laws of Belize, by virtue of being a director of that entity.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

Mr. Alex Lightman, our Chief Executive Officer, President, Principal Accounting Officer and Chairman, is entitled to receive awards from the Innofone.com, Incorporated 2007 Stock Option Plan.

Proposals by Security Holders

None.

Dissenters’ Right of Appraisal

None.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company’s capital stock by (i) each person known by the Company who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the executive officers and directors of the Company; and (iii) all the aforementioned executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of the Record Date are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.

Name of Beneficial Owner	Position with Company	Number of Shares of Common Stock Beneficially Owned	Percentage of Class(1)

Alex Lightman*(2)	Chief Executive Officer, President, Principal Accounting Officer and Chairman of the Board	29,222,903	38.57%
Peter Maddocks*(3)	Director	250,000	0.33%
Paul Shepherd*(4)	Secretary	100,000	0.13%
Jim Bacchus*	VP of Consulting	0	0
Gerard Casale*	VP Business and Legal Affairs	1,219,362	1.61%
Abbey International Holdings, Ltd.(5)	—	16,500,000	21.78%
Cogent Capital Investments LLC and Cogent Capital Financial LLC(6)(7)	—	7,071,356	9.33%
All executive officers and directors as a group (5 persons)		30,792,265	40.64%

——————

*

The address of each executive officer and director is Innofone.com, Incorporated, 1431 Ocean Avenue, Suite 1100, Santa Monica, California 90401.

(1)

The calculations of percentage of beneficial ownership are based on 74,723,328 shares of common stock outstanding on the Record Date.

(2)

Includes 22,175,000 shares owned by Equitocracy Trust. Mr. Lightman is the trustee of Equitocracy Trust and is deemed the beneficial owner of such shares and 800,000 shares due to Mr. Lightman related to repayment terms of a promissory note to him from the Company. As Trustee, Mr. Lightman has the voting and dispositive power over the shares held by Equitocracy Trust.

(3)

Includes 50,000 shares held by Chiara Lucy Maddocks and 50,000 shares held by Rory James Maddocks, each members of this person’s immediate family sharing the same household.

(4)

Includes options for 100,000 shares of common stock.

(5)

The address of Abbey International Holdings, Ltd. is c/o UK Administration Office, Suite 36378 Marylebone High StreetLondon, W1U5AP United Kingdom. Mr. Irving Aronson has the voting and dispositive power over the shares beneficially owned by Abbey International Holdigns, Ltd. by virtue of being a director of that entity.

(6)

The address of Cogent Capital Investments, LLC (“CCI”) and Cogent Capital Financial LLC (“CCF”) is 11444 South 1780 East Sandy, Utah 84092. CCI and CCF are affiliated entities controlled by Greg Kofford and Mark Holden, who have the voting and dispositive power over all shares held by CCI or CCF.

(7)

CCI and CCF may be considered a group that beneficially owns all of the shares beneficially owned by either of them. CCI owns 1,850,000 shares of our common stock and 4,815,000 shares of our Series A Convertible Preferred Stock, which are, subject to the limitations noted below, convertible into 48,150,000 shares of our common stock. CCF owns 5,000,000 shares of our common stock and a warrant which is, subject to the limitations noted below, exercisable for 5,000,000 shares of our common stock. Pursuant to the terms of our Series A Convertible Preferred Stock and the warrant, CCI and CCF do not have the right to convert such

Preferred Stock or exercise such warrant if, after giving effect to the conversion or exercise, CCI, CCF and their affiliates would as a group be deemed to beneficially own more than 9.5% of the then outstanding shares of our common stock (the “Conversion/Exercise Cap”). If not for the Conversion/Exercise Cap, CCI and CCF, considered as a group, would beneficially own 60,000,000 of our common shares, including 48,150,000 shares of common stock issuable upon conversion of our Series A Convertible Preferred Stock and 5,000,000 shares of common stock issuable upon exercise of such warrant.

Change in Control

None.

Executive Compensation

The following table sets forth the aggregate cash compensation paid by Innofone to: (i) its Chief Executive Officer, Chairman; and (ii) its most highly compensated officers whose cash compensation exceeded $100,000 for services performed from August 8, 2005, the date we completed our acquisition of IPv6 Summit, through June 30, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Alex Lightman	2006	$269,333	$43,000	—	—	—	—	—
	2005	$37,000	—	—	—	—	—	—
Dale Geesey(1)	2006	$117,115	$12,468	—	$4,158	—	—	—
	2005	—	—	—	—	—	—	—
Gerard Casale(2)	2006	$230,572	$15,000	—	$633,250	—	—	—

——————

(1)

Mr. Geesey resigned from the Company in June 2006 effective August 14, 2006.

(2)

Mr. Casale became our VP of Business and Legal Affairs on December 1, 2005. The Restricted Stock Award represents the issuance of 700,000 shares of our restricted Common Stock.

Compensation Plans

We do not have any option, annuity, retirement, pension or deferred compensation plan or other arrangements under which an executive officer is entitled to participate without similar participation by other employees.

Director Compensation

We do not have any agreement to compensate our directors at this time; however we have paid $25,000 to Mr. Maddocks for his board representation for the fiscal year ended June 30, 2006.

Employment Agreements

On September 22, 2005, we entered into an employment agreement with Frederick Dale Geesey as Vice President of Consulting. The term of the agreement was for one year and provided for an annual base salary of $150,000 with certain performance based target bonuses consisting of (a) a cash target bonus equal to 35% of total annual salary, as determined by the Board of Directors and (b) a performance bonus paid in cash equal to 35% of total annual salary for each and every merger and/or acquisition made by us. The target bonus and the performance bonus did not exceed 100% of annual salary. The agreement also provided for the issuance of options to purchase 200,000 shares of restricted common stock. The options vested over a period of three years. In June 2006, Mr. Geesey resigned from the Company effective August 14, 2006.

On September 6, 2005, we entered into an employment agreement with Gerard Casale, our corporate counsel. The agreement provides for an initial part time term during which Mr. Casale was to be our Corporate General Counsel with an annual salary of $142,500 and shall be issued 50,000 shares of restricted common stock. On

December 1, 2005, Mr. Casale became our Vice President of Business and Legal Affairs with an annual salary of $285,000 and was issued 700,000 shares of our restricted common stock.

On October 31, 2005, we entered into an employment agreement with Alex Lightman, our Chief Executive Officer, President and Principal Accounting Officer. Pursuant to the agreement, Mr. Lightman serves as Chief Executive Officer and Chairman of the Board and will receive annual base compensation of $295,000. Mr. Lightman is also eligible for executive bonus compensation as follows: (a) a Target Bonus paid in cash equal to 35% of the total cash value of his annual salary, as determined by the Board of Directors, 50% of which may be paid in shares of Innofone's common stock; and (b) a Performance Bonus paid in cash equal to 35% of the total cash value of his annual salary for each and every merger and/or acquisition made by Innofone of a non-affiliated third party entity (such potential target must provide no less than $1,000,000 of estimated annual accretive EBITDA to Innofone). The total amount of the Target Bonus and Performance Bonus paid to Mr. Lightman shall not exceed 100% of his annual compensation in any 12 month period. Mr. Lightman is also eligible to participate in any other bonus or incentive programs established by Innofone. The term of the Agreement is for two years and may renew for additional two year periods thereafter unless notice of non-renewal is given within six months of the end of the then current term.

Notice to Stockholders of Actions Approved by Consenting Majority Stockholders

The following actions were approved by written consent of the consenting majority stockholders:

ADOPTION OF THE
INNOFONE.COM, INCORPORATED 2007 STOCK OPTION PLAN

On March 1, 2007 the Board of Directors adopted, and on March 2, 2007 the consenting majority stockholders approved, the Innofone.com, Incorporated 2007 Stock Option Plan (the “Plan”). Currently, we have 1,500,000 shares of common stock reserved for the Plan. As of the Record Date, none of the shares of common stock reserved for the Plan have been issued. The text of the resolutions that were approved by the Board and majority stockholders are attached to this Information Statement as Exhibit A and Exhibit B, respectively. A copy of the Plan is attached as Exhibit C.

Description of the Plan

The Plan authorizes awards of both incentive stock options (“ISOs”) and non-qualified stock options (“NQOs”). Persons eligible to receive awards under the Plan include employees, officers, directors, consultants, independent contractors and advisers of Innofone or its subsidiaries. As of the Record Date, we have nineteen employees, four officers, one of whom is also a director, and one outside director who would be eligible to receive awards under the Plan. The number of persons covered by the Plan may increase if we add additional employees (including officers) and directors.

The Plan is administered by our Board of Directors or a committee to which the Board has delegated administration of the Plan. (in either case, the “Administrator”). The Administrator has the authority, at its discretion, (a) to grant options; (b) to determine the fair market value of the shares of common stock subject to options; (c) to determine the exercise price of options granted; (d) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (e) to construe and interpret the terms and provisions of the Plan and all options granted under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each option granted; (h) with the consent of the Grantee, to rescind any grant or exercise of an option; (i) to modify or amend the terms of any option (with the consent of the Grantee if the modification or amendment is adverse to the Grantee); (j) to accelerate or defer (with the consent of the Grantee) the exercise date of any option; (k) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; (l) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (m) to make all other determinations deemed necessary or advisable for the administration of the Plan and any applicable option. The Administrator may not reduce the exercise price of any outstanding option.

The term of the Plan is 10 years from March 1, 2007, the effective date of the Plan. A total of 1,500,000 shares of common stock are reserved for awards under the Plan. As of the Record Date, the approximate total fair market value of the common stock that may be awarded from the Plan was approximately $525,000.

Options may be designated as “incentive” options or “non-qualified” options. All options must have an exercise price equivalent to the fair market value of the common stock on the date of grant, except in the case of individuals owning 10% or more of the common stock, in which case the exercise price must be 110% of the fair market value of the common stock on the date of grant. Neither incentive options nor non-qualified options may have a term exceeding 10 years. In the case of an incentive option that is granted to an individual owning 10% or more of the common stock, the term may not exceed 5 years.

A recipient will recognize no income upon grant of an incentive option and incur no tax on its exercise (unless the recipient is subject to the alternative minimum tax). If the recipient holds the stock acquired upon exercise of an incentive option (the “ISO Shares”) for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the recipient generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the recipient disposes of ISO Shares prior to the expiration of either required holding period described above, the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term capital gain, depending upon the amount of time the ISO Shares were held by the recipient.

A recipient will not recognize any taxable income at the time a non-qualified option is granted. However, upon exercise of a non-qualified option, the recipient will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the recipient’s exercise price. The included amount will be treated as ordinary income by the recipient and may be subject to withholding. Upon resale of the shares by the recipient, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

There is no tax consequence to Innofone as a result of either the grant or the vesting of non-qualified stock options or incentive stock options. However, if an employee fails to meet the rules governing incentive stock options (for example, by selling the stock sooner than the rules allow), Innofone would be allowed a tax deduction to the extent that the employee had ordinary taxable income from the disqualified incentive stock option. Innofone is required to withhold FICA, Medicare and federal income taxes from both employees and former employees upon disqualified dispositions of incentive stock options. Innofone is also subject to FICA, Medicare and FUTA on the amounts that are deemed to be wages.

Amendment to the Plan

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a Grantee, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding options, except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

Benefits Allocated to Executive Officers, Directors and Employees Under the Plan

As of the Record Date, no option awards have been granted under the Plan, and we have not determined any benefits or amounts under the Plan. The following table sets forth the option awards that would have been made to persons who comprise our executive group (our Chief Executive Officer, President and Principal Accounting Officer, our Secretary and our Vice Presidents), non-executive director group and non-executive officer employee group for the last completed fiscal year if the Plan had been in effect:

Name	Position	Dollar Value ($)	Number of Shares

Alex Lightman	President, CEO, Principal Accounting Officer and Director	0	0
Paul Shepherd	Secretary	$46,000	100,000
Jim Bacchus	VP of Consulting	0	0
Gerard Casale	VP of Business and Legal Affairs	0	0
Executive Group (All current officers as a group)	—	$46,000	100,000
Non-Executive Director Group	—	0	0
Non-Executive Officer Employee Group	—	0	0

Securities Authorized for Issuance Under Equity Compensation Plans or Individual Compensation Arrangements

The following table sets forth information as of June 30, 2006 with respect to compensation plans (including individual compensation arrangements) under which equity securities of Innofone or its subsidiaries are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers or lenders) in exchange for consideration in the form of goods or services as described in SFAS No. 123 (R). On January 1, 2006, we adopted SFAS No. 123 (R) using the modified prospective transition method, which required the application of the accounting standard as of January 1, 2006. Our consolidated financial statements as of and for the fiscal year ended June 30, 2006 reflect the impact of SFAS No. 123(R).

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 2)

Equity Compensation Plans or Individual Compensation Arrangements Approved by Security Holders	N/A	N/A	N/A

Equity Compensation Plan or Individual Compensation Arrangements Not Approved by Security Holders: Employees(1)	100,000	$0.50	0

Equity Compensation Plan or Individual Compensation Arrangements Not Approved by Security Holders: Non-employees	0	0	0

Total	100,000	$0.50	0

——————

(1)

We granted 100,000 stock options to executive officers during the fiscal year ended June 30, 2006. The options have an exercise price of $0.50 per share and expire on December 10, 2010. No options were exercised by our executive officers or directors during the last fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 (“Exchange Act”) and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

EXHIBIT A

Written Consent
of the
Board of Directors
of
Innofone.com, Incorporated
a Nevada corporation

March 1, 2007

——————

The undersigned, being all of the members of the Board of Directors (the “Board”), of Innofone.com, Incorporated, a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by the Corporation’s Bylaws and Section 78.315 of the Nevada Revised Statutes, do hereby adopt the following resolutions by written consent as of the date set forth above.

ADOPTION OF THE 2007 STOCK OPTION PLAN

WHEREAS, the Board has reviewed for approval and adoption the Corporation’s:

(i)

2007 Stock Option Plan (the “Plan”),

(ii)

forms of Option Certificate, Stock Option Agreement and Notice of Exercise for Incentive Stock Options granted under the Plan (collectively, the “ISO Documents”), and

(iii)

forms of Option Certificate, Stock Option Agreement and Notice of Exercise for Non-Qualified Stock Options granted under the Plan (collectively, the “NQO Documents”) (collectively, the NQO Documents and ISO Documents are referred to as the “Ancillary Stock Option Documents”), each of the above items attached hereto and incorporated by reference as Exhibits 1, 2, and 3 respectively;

WHEREAS, the Board has deemed it to be in the best interests of the Corporation and its stockholders that the Corporation grant stock and stock option awards under the Plan to employees, directors, consultants and advisers of the Corporation and its subsidiaries as a means of attracting and retaining such persons for the long term success of the Corporation;

WHEREAS, the Board has deemed it to be in the best interests of the Corporation and its stockholders to approve and adopt, effective March 1, 2007, the Plan and Ancillary Stock Option Documents for use in the administration of the Plan; and

WHEREAS, the Board has deemed it to be in the best interests of the Corporation and its stockholders that the Corporation solicit the written consent of the stockholders of the Corporation in lieu of a special meeting for the purpose of approving the Plan and Ancillary Stock Option Documents for use in the administration of the Plan.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Plan and the Ancillary Stock Option Documents be, and hereby are, approved, adopted and recommended to the Corporation’s stockholders;

RESOLVED, that the effective date of the Plan shall be March 1, 2007;

RESOLVED, that the maximum number of shares of the Corporation’s common stock (“Common Stock”) that may be issued under the Plan as shares or as shares underlying options shall not exceed 1,500,000 shares in the aggregate, with such aggregate number to be adjusted from time to time as may be necessary to satisfy the capital adjustment provisions of the Plan;

RESOLVED, that 1,500,000 shares of Common Stock be, and hereby are, reserved for issuance under the Plan inclusive of shares reserved for issuance upon the exercise of options issued under the Plan, with such aggregate number to be adjusted from time to time as may be necessary to satisfy the capital adjustment provisions of the Plan;

RESOLVED, that any shares of Common Stock issued in accordance with the Plan and paid for in accordance with the terms of the Plan will be duly and validly issued, fully paid and nonassessable; and that any shares of Common Stock issued upon the proper exercise of options awarded under the Plan shall be duly and validly issued, fully paid and nonassessable;

RESOLVED, that the Corporation be and hereby is authorized to solicit the written consent of the stockholders of the Corporation in lieu of a special meeting for the purpose of approving the Plan and Ancillary Stock Option Documents for use in the administration of the Plan; and

RESOLVED, that March 2, 2007 be and hereby is designated as the record date (the “Record Date”) for the determination of the holders of record of the shares of Common Stock entitled to vote on the approval of the Plan and Ancillary Stock Option Documents for use in the administration of the Plan.

ADDITIONAL RESOLUTIONS

BE IT FURTHER RESOLVED, that stockholders of record on the Record Date are the stockholders entitled to consent to the adoption of the Plan and to receive notice of such action pursuant to Rule 14c-2 of the Securities Exchange Act of 1934;

RESOLVED, that upon receipt of written stockholder consent constituting a majority of the shares of Common Stock of the Corporation outstanding and entitled to vote on the approval of the Plan under the Corporation’s Bylaws and Sections 78.320 and 78.325 of the Nevada Revised Statutes, assuming all such written stockholder consents are duly executed and returned to the Corporation, and assuming the Plan and Ancillary Stock Option Documents are so approved by them, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission (“SEC”) a preliminary Schedule 14C Information Statement informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take all such actions as may be advisable or prudent to cause the Information Statement to be approved by the SEC and to file a definitive Schedule 14C Information Statement with the SEC as soon as practicable;

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take all such actions as may be advisable or prudent to cause the Schedule 14C Information Statement in its definitive form to be mailed to the stockholders of record of the Corporation as of the Record Date in accordance with the rules and regulations promulgated by the SEC and in accordance with the Nevada Revised Statutes;

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to prepare or cause to be prepared, verified and filed with the Commissioner of Corporations of the State of California a notice pursuant to section 25102(o) of the California Corporations Code, or any other filings which may be necessary or advisable under state "Blue Sky" laws relating to transactions exempt from qualifications under such laws with respect to such proposed issuance of Common Stock pursuant to the Plan;

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional instruments, certificates or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

RESOLVED, that any and all acts of any officer of the Corporation taken prior to or after the adoption of these resolutions for and on behalf of the purposes of these resolutions, hereby are, ratified, confirmed, approved and adopted.

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date first written above.

Directors:

/s/ Alex Lightman
Alex Lightman

/s/ Peter Maddocks
Peter Maddocks

EXHIBIT B

Written Consent
of the
Majority Stockholders
of
Innofone.com, Incorporated
a Nevada Corporation

March 2, 2007

——————

The undersigned, being the holders of at least a majority of the issued and outstanding of voting capital stock of Innofone.com, Incorporated, a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by the Corporation’s Bylaws and Section 78.320 of the Nevada Revised Statutes, do hereby adopt the following resolutions by written consent as of the date set forth above.

APPROVAL OF THE 2007 STOCK OPTION PLAN

WHEREAS, the Board has approved and adopted, and the undersigned have reviewed, the Corporation’s:

(i)

2007 Stock Option Plan (the “Plan”),

(ii)

form of Option Certificate, Stock Option Agreement and Notice of Exercise for Incentive Stock Options granted under the Plan (collectively, the “ISO Documents”), and

(iii)

form of Option Certificate, Stock Option Agreement and Notice of Exercise for Non-Qualified Stock Options granted under the Plan (collectively, the “NQO Documents”) (collectively, the NQO Documents and ISO Documents are referred to as the “Ancillary Stock Option Documents”), each of the above items attached hereto and incorporated by reference as Exhibits 1, 2, and 3 respectively; and

WHEREAS, the undersigned have deemed it to be in the best interests of the Corporation and its stockholders to approve the Plan and Ancillary Stock Option Documents for use in the administration of the Plan.

NOW, THEREFORE, IT IS HEREBY RESOLVED, that the Plan and the Ancillary Stock Option Documents be, and hereby are, approved;

RESOLVED, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional instruments, certificates or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions; and

RESOLVED, that any and all acts of any officer of the Corporation taken prior to or after the adoption of these resolutions for and on behalf of the purposes of these resolutions, hereby are, ratified, confirmed, approved and adopted.

[Signature Page Follows]

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

Alex Lightman,
Common Stock Stockholder

By:	/s/ Alex Lightman
Name: Alex Lightman Dated: March 1, 2007 Number of Shares Voted: 6,247,903

CERTIFICATE OF VOTING CONTROL

I, ALEX LIGHTMAN, the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By:	/s/ Alex Lightman
Name: Alex Lightman Common Stock Stockholder Dated: March 1, 2007 Number of Shares Voted: 6,247,903

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

Equitocracy Trust,
Common Stock Stockholder

By:	/s/ Alex Lightman
Name: Alex Lightman Title: Trustee Dated: March 1, 2007 Number of Shares Voted: 22,175,000

CERTIFICATE OF VOTING CONTROL

I, ALEX LIGHTMAN, the Trustee of the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By:	/s/ Alex Lightman
Name: Alex Lightman Title: Trustee Dated: March 1, 2007 Number of Shares Voted: 22,175,000

This Written Consent shall be added to the corporate records of the Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held.

This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

This Written Consent may be revoked by the undersigned at any time prior to the time upon which written consents of the number of shares required to authorize the above proposed action have been filed with the Secretary of the Corporation.

Abbey International Holdings, Ltd.,
Common Stock Stockholder

By:	/s/ Irving Aronson
Name: Irving Aronson Title: Director Dated: March 2, 2007 Number of Shares Voted: 16,500,000

CERTIFICATE OF VOTING CONTROL

I, IRVING ARONSON, a Director of the above executing Stockholder, do hereby represent, warrant and certify to the Corporation, that I have the sole and full right, power and authority, to exercise sole voting, investment and control over the shares of Common Stock of the Corporation so voted by me, acting alone, in the foregoing Written Consent.

By:	/s/ Irving Aronson
Name: Irving Aronson Title: Director Dated: March 2, 2007 Number of Shares Voted: 16,500,000

EXHIBIT C

Innofone.com, Incorporated
2007 Stock Option Plan

1.

Purposes of the Plan

The purposes of the 2007 Stock Option Plan (the “Plan”) of Innofone.com, Incorporated, a Nevada corporation (the “Company”), are to:

1.1

Encourage selected employees, directors, consultants and advisers of the Company and its Affiliates to improve operations and increase the profitability of the Company;

1.2

Encourage selected employees, directors, consultants and advisers of the Company and its Affiliates to accept or continue employment or association with the Company or its Affiliates; and

1.3

Increase the interest of such selected employees, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”). All references herein to stock or shares, unless otherwise specified, shall mean the Common Stock.

2.

Types of Awards; Eligible Persons

2.1

The Administrator (as defined below) may, from time to time, take the following action, separately or in combination, under the Plan: (a) grant options intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), as “incentive stock options (“ISOs”) and (b) grant options not intended to be ISOs, so-called “non-qualified options” (“NQOs,” and together with ISOs, “Options”). Any such grants may be made to employees, including employees who are officers or directors, and to individuals described in Section 1 of the Plan who the Administrator believes have made or will make a contribution to the Company or any Affiliate (as defined below); provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive ISOs under the Plan.

2.2

For purposes of the Plan: (a) the term “Affiliate” means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code; (b) the term “employee” includes an officer or director who is an employee of the Company; (c) the term “consultant” includes persons employed by, or otherwise affiliated with, a consultant; and (iv) the term “adviser” includes persons employed by, or otherwise affiliated with, an adviser.

2.3

Except as otherwise expressly set forth in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, hypothecation, or charge, and any such attempted action shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to debts, contracts, liabilities, or torts of any Grantee or any other person except as otherwise may be expressly required by applicable law.

3.

Stock Subject to the Plan; Maximum Number of Grants

3.1

Subject to the provisions of Section 3.2, the total number of shares of Common Stock that may be issued under the Plan shall not exceed 1,500,000 shares. The shares subject to an Option granted under the Plan that expire, terminate or are cancelled unexercised shall become available again for grants under the Plan. Where the exercise price of an Option is paid by means of the Grantee’s surrender of previously owned shares of Common Stock or the Company’s withholding of shares otherwise issuable upon exercise of the Option as may be permitted in the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 500,000 shares.

3.2

If the Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then the number and class of shares of stock subject to the Plan that may be issued under the Plan, and the maximum number of shares covered by Options to any eligible person under Section 3.1, shall be proportionately adjusted (provided that any fractional share resulting from such adjustment shall be disregarded).

4.

Administration

4.1

The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which the Board has delegated administration of the Plan (or of part thereof) (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. At the Board’s discretion, the Committee may be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “outside directors” within the meaning of Section 162(m) of the Code. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as the Administrator deems proper. Notwithstanding the delegation of administration of the Plan by the Board to a Committee, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2

Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (a) to grant Options; (b) to determine the fair market value of the shares of Common Stock subject to Options; (c) to determine the exercise price of Options granted, which shall be no less than the fair market value of the Common Stock on the date of grant; (d) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (e) to construe and interpret the terms and provisions of the Plan and all Options granted under the Plan; (f) to prescribe, amend, and rescind rules and regulations relating to the Plan; (g) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (h) with the consent of the Grantee, to rescind any grant or exercise of an Option; (i) to modify or amend the terms of any Option (with the consent of the Grantee if the modification or amendment is adverse to the Grantee); (j) to accelerate or defer (with the consent of the Grantee) the exercise date of any Option; (k) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; (l) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (m) to make all other determinations deemed necessary or advisable for the administration of the Plan and any applicable Option. The Administrator may not reduce the exercise price of any outstanding Option.

4.3

All questions of interpretation, implementation, and application of the Plan or any Option or Option agreement shall be determined by the Administrator, which determination shall be final and binding on all persons.

4.4

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, and to the extent allowed by applicable law, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5.

Granting of Options; Agreements

5.1

No Options shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

5.2

Each Option shall be evidenced by a written agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such grant is made (“Grantee,” which term shall include the permitted successors and assigns of the Grantee with respect to the Option). In the event of a conflict between the terms or conditions of an agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

5.3

Each Option agreement shall specify whether the Option it evidences is an NQO or an ISO, provided, however, all Options granted under the Plan to non-employee directors, consultants and advisers of the Company are intended to be NQOs.

5.4

Subject to Section 6.2.3 with respect to ISOs, the Administrator may approve the grant of Options under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company, but are not employees, directors, consultants or advisers at the date of approval.

5.5

For purposes of the Plan, the term “employment” shall be deemed to include service as an employee, director, consultant or adviser.

6.

Terms and Conditions of Options

Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. ISOs shall also be subject to the terms and conditions set forth in Section 6.2.

6.1

Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

6.1.1

Exercise Price. The exercise price of each Option shall be the amount determined by the Administrator, but shall not be less than the fair market value of the Common Stock on the date of grant (determined under Section 6.1.9).

6.1.2

Time of Option Exercise (Vesting). Subject to Section 6.2.4, an Option granted under the Plan shall be exercisable (a) immediately as of the effective date of the applicable agreement or (b) in accordance with a schedule or performance criteria as may be set by the Administrator and specified in the applicable agreement. However, in no case may an Option be exercisable until the Company and the Grantee execute a written agreement in form and substance satisfactory to the Company.

6.1.3

Grant Date. The date of grant of an Option under the Plan shall be the date approved by the Administrator or a future date specified by the Administrator at the time of approval and reflected as the effective date of the applicable agreement.

6.1.4

Non-Transferability of Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to NQOs, no Option granted under the Plan shall be assignable or otherwise transferable by the Grantee except by will or by the laws of descent and distribution. During the life of the Grantee, an Option shall be exercisable only by the Grantee or permitted transferee.

6.1.5

Payment. Except as provided below, payment in full, in cash, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company and the proceeds of any payment shall be considered general funds of the Company. The Administrator in its discretion may include in any Option agreement, or separately approve in connection with the exercise of any Option, any one or more of the following additional methods of payment (subject to applicable law):

(a)

Acceptance of the Grantee’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company);

(b)

Delivery by the Grantee of shares of Common Stock already owned by the Grantee for all or part of the Option price, provided the fair market value of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Grantee is authorized to pay by delivery of such stock;

(c)

Through the surrender of shares of Common Stock then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Grantee is authorized to pay by surrender of such stock; and

(d)

By means of so-called cashless exercises through a securities broker to the extent exercise in such manner does not violate applicable law or regulation (including the Exchange Act and rules and regulations of the Securities and Exchange Commission).

6.1.6

Termination of Employment. Unless otherwise provided in the applicable agreement, if for any reason a Grantee ceases to be employed by the Company or any of its Affiliates, Options held by the Grantee at the date of termination of employment (to the extent then exercisable) may be exercised in whole or in part at any time (but in no event after the Expiration Date) within one year of the date of termination in the case of termination by reason of death or disability; at the commencement of business on the date of a termination for “cause” (as defined in the applicable agreement or in any agreement with the Company pertaining to employment); and, in all other cases, within 90 days of the date of termination. For purposes of this Section 6.1.6, a Grantee’s employment shall not be deemed to terminate by reason of the Grantee’s transfer from the Company to an Affiliate, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the Grantee’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

6.1.7

Withholding and Employment Taxes. At the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Grantee of an Option shall remit to the Company in cash all applicable federal and state withholding and employment taxes if required by law. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the holder’s (a) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (b) tendering to the Company previously owned shares of Common Stock or other securities of the Company with a fair market value equal to the required amount, or (c) agreeing to have shares of Common Stock (with a fair market value equal to the required amount), which are acquired upon exercise of the Option, withheld by the Company.

6.1.8

Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator, and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.9

Determination of Fair Market Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

(a)

If the stock of the Company is listed on a securities exchange or is regularly quoted by a recognized securities dealer, and selling prices are reported, its fair market value shall be the closing price of such stock on the date the value is to be determined, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

(b)

In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management, and the values of stock of other corporations in the same or a similar line of business.

6.1.10

Option Term. No Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the applicable agreement (the end of the maximum exercise period stated in the agreement is referred to in the Plan as the “Expiration Date”).

6.1.11

Corporate Transactions.

(a)

Except as otherwise provided in the applicable Option agreement, in the event of a Corporate Transaction, all Options shall terminate upon consummation of the Corporate Transaction unless the Administrator determines that they shall survive. If the Administrator determines that outstanding Options shall survive, and if the Company shall not be the Surviving Entity in the Corporate Transaction, the Administrator shall provide that the outstanding Options shall be assumed or an equivalent Option substituted by an applicable successor entity or any Affiliate of the successor entity. If outstanding Options are to terminate upon consummation of the Corporate Transaction, any Options outstanding immediately prior to the consummation of the Corporate Transaction shall be deemed fully vested and exercisable immediately prior to the consummation of the Corporate Transaction (provided that the Option has not expired by its terms and that the Grantee takes all steps necessary to exercise the Option prior to the Corporate Transaction as required by the agreement evidencing the Option). The Administrator shall notify each Grantee of an outstanding Option of a proposed Corporate Transaction at least twenty (20) days prior thereto or as soon as may be practicable, and the exercise of any Option by a Grantee thereafter shall be contingent upon consummation of the Corporate Transaction unless the Grantee expressly elects otherwise with respect to vested shares.

(b)

In a Corporate Transaction in which the holders of the Common Stock are to receive only cash in exchange for or in cancellation of their shares of Common Stock, the Administrator may provide that, with respect to each Option whose exercise price per share is less than the per share cash consideration to the holders of the Common Stock that: (i) such Option shall be deemed automatically exercised in full as of the consummation of the Corporate Transaction; and (ii) the Grantee shall not be obligated to tender the exercise price in connection with such exercise, but shall be entitled to a payment equal to the number of shares that may be acquired upon exercise of the Option multiplied by the amount by which the per share cash consideration in the Corporate Transaction exceeds the exercise price.

(c)

A “Corporate Transaction” means: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company; (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) a merger or consolidation in which the Company is not the Surviving Entity; or (iv) a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise. “Surviving Entity” means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the entity existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the stockholders of an entity immediately after the merger, consolidation or similar transaction, equity securities that the stockholders owned immediately before the merger, consolidation or similar transaction as stockholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

6.2

Terms and Conditions to Which Only ISOs Are Subject. Options granted under the Plan designated as ISOs shall be subject to the following terms and conditions:

6.2.1

Exercise Price. Notwithstanding Section 6.1, the exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.9) of the stock covered by the Option at the time the Option is granted.

6.2.2

Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the issuance of such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

6.2.3

Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the Grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of the Plan for Options granted on that date.

6.2.4

Term. Notwithstanding Section 6.1.10, no ISO granted to any 10% Stockholder shall be exercisable more than five years after the date of grant.

6.2.5

$100,000 Limitation. To the extent that the aggregate fair market value (determined at the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as NQOs.

6.3

Manner of Exercise. A Grantee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and/or withholding taxes as provided in Sections 6.1.7 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by the applicable payment will be considered as the date such Option was exercised. Promptly after receipt of written notice of exercise and the applicable payments called for by this Section 6.3, the Company shall, without stock issue or transfer taxes to the holder or other person entitled to exercise the Option, deliver to the holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. A holder or permitted transferee of an Option shall not have any privileges as a stockholder with respect to any shares of Common Stock to be issued until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

6.4

Stock splits, mergers, etc.

6.4.1

If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or a dividend in Common Stock shall be paid in respect of the Common Stock, the exercise price of any outstanding Option in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of the Common Stock shall be combined into a smaller number of shares, the exercise price of any outstanding options in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

6.4.2

When any adjustment is required to be made in the exercise price, the number of shares purchasable upon the exercise of any outstanding Option shall be adjusted to that number of shares determined by (a) multiplying an amount equal to the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment by the exercise price in effect immediately prior to such adjustment, and then (b) dividing that product by the exercise price in effect immediately after such adjustment.

6.4.3

In case of any merger, consolidation or capital reorganization or any reclassification of the Common Stock (other than the matters described in Section 6.4.1), upon exercise of any Option outstanding at the time of such merger, consolidation or capital reorganization or reclassification of the Common Stock, the holder shall receive the kind and number of shares of stock or other securities or property receivable upon such event by a holder of the number of shares of the Common Stock that such Option entitles the holder to purchase from the Company immediately prior to such event. In every such case, appropriate adjustment shall be made in the application of the provisions set forth in the Option agreement and in the Plan with respect to the rights and interests thereafter of the Grantee, to the end that the provisions set forth in the Option agreements and in the Plan (including the specified changes and other adjustments to the exercise price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of such Option.

6.4.4

Any adjustments required or contemplated by this Section 6.4 shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

6.4.5

Except as expressly provided in this Section 6.4, no Grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the dissolution, liquidation, merger, consolidation or split-up or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Exercise Price for, the shares.

6.4.6

Neither the Plan, nor the grant or existence of Options under the Plan, shall affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

6.4.7

The Company shall not be required to issue fractional shares as a result of any adjustments pursuant to this Section 6.4. If an adjustment under this Section 6.4 would result in a fractional share interest under an Option or any vesting of any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

7.

Employment or Consulting Relationship

Nothing in the Plan, or any Option granted under the Plan, shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment of any Grantee nor confer upon any Grantee any right to continue in the employ of, or consult with, or advise, the Company or any of its Affiliates.

8.

Conditions upon Issuance of Shares

8.1

Securities Laws. Notwithstanding the provisions of any Option, the Company shall have no obligation to issue shares under the Plan unless such issuance shall be registered or qualified under applicable securities laws, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”) or exempt from such registration or qualification. The Company shall have no obligation to register or qualify such issuance under the Securities Act or other securities laws.

8.2

Non-Compete Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option, the Grantee may be required not to render services for any organization, or engage directly or indirectly in any business, competitive with the Company at any time during which an Option is outstanding to such Grantee and for six months after any exercise of an Option. Failure to comply with this condition shall cause such Option and the exercise or issuance of shares thereunder to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

9.

Non-Exclusivity of the Plan

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

10.

Amendments to Plan

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a Grantee, no amendment, alteration, suspension or discontinuance may adversely affect such person’s outstanding Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes or (b) the Board otherwise concludes that stockholder approval is advisable.

11.

Effective Date of Plan; Termination

The Plan became effective on March 1, 2007, the date of adoption by the Board; provided, however, that no shares of Common Stock shall be issued, and no Option shall be exercisable, unless and until the Plan is approved by the shareholders pursuant to Nevada law within 12 months after adoption by the Board. If any Options are so granted and stockholder approval shall not have been obtained within 12 months of the date of adoption of the Plan by the Board, such Options shall terminate retroactively as of the date they were granted. The Plan (but not Options previously granted under the Plan) shall terminate on December 31, 2016. Termination of the Plan shall not affect any outstanding Options, which shall continue to be governed by the Plan and the related Option agreement.